EXHIBIT 10.46
Notice of Award
Issue Date: 06/22/2009
SMALL BUSINESS INNOVATION RESEARCH PROG
Department of Health and Human Services
National Institutes of Health
NATIONAL INSTITUTE ON DRUG ABUSE

Grant Number: 2R44DA018515-02
Principal Investigator(s):
Ralph Snodgrass, PHD

Project Title: Clinical Development of 4-Cl-KYN to Treat Pain

Rice, Franklin
EVP Finance and Administration
384 Oyster Point Blvd #8
South San Francisco, CA 94080

Budget Period: 07/01/2009 - 06/30/2010
Project Period: 07/01/2004 - 06/30/2011

Dear Business Official:

The National Institutes of Health hereby awards a grant in the amount of $2,469,281 (see "Award Calculation" in Section I and "Terms and Conditions" in Section III) to VISTAGEN THERAPEUTICS, INC. in support of the above referenced project. This award is pursuant to the authority of 42 USC 241 42 CFR PART 52 15 USC 638 and is subject to the requirements of this statute and regulation and of other referenced, incorporated or attached terms and conditions.

Acceptance of this award including the "Terms and Conditions" is acknowledged by the grantee when funds are drawn down or otherwise obtained from the grant payment system.

Each publication, press release or other document that cites results from NIH grant-supported research must include an acknowledgment of NIH grant support and disclaimer such as "The project described was supported by Award Number R44DA018515 from the National Institute On Drug Abuse. The content is solely the responsibility of the authors and does not necessarily represent the official views of the National Institute On Drug Abuse or the National Institutes of Health."

Award recipients are required to comply with the NIH Public Access Policy. This includes submission to PubMed Central (PMC), upon acceptance for publication, an electronic version of a final peer-reviewed, manuscript resulting from research supported in whole or in part, with direct costs from National Institutes of Health. The author's final peer-reviewed manuscript is defined as the final version accepted for journal publication, and includes all modifications from the publishing peer review process. For additional information, please visit http://publicaccess.nih.gov/.

Award recipients must promote objectivity in research by establishing standards to ensure that the design, conduct and reporting of research funded under NIH-funded awards are not biased by a conflicting financial interest of an Investigator. Investigator is defined as the Principal Investigator and any other person who is responsible for the design, conduct, or reporting of NIH-funded research or proposed research, including the Investigator's spouse and dependent children.  Awardees must have a written administrative process to identify and manage financial conflict of interest and must inform Investigators of the conflict of interest policy and of the Investigators' responsibilities. Prior to expenditure of these awarded funds, the Awardee must report to the NIH Awarding Component the existence of a conflicting interest and within 60 days of any new conflicting interests identified after the initial report. Awardees must comply with these and all other aspects of 42 CFR Part 50, Subpart F. These requirements also apply to subgrantees, contractors, or collaborators engaged by the Awardee under this award. The NIH website http://grants.nih.gov/grants/policy/coi/index.htm provides additional information.

If you have any questions about this award, please contact the individual(s) referenced in Section IV.

Sincerely yours,

Pamela G. Fleming
Grants Management Officer
NATIONAL INSTITUTE ON DRUG ABUSE

Additional information follows

NIH NGA R | Version: 369 - 05/26/2009 10:57:35 | Generated on: 06/22/2009 00:25:04

SECTION I – AWARD DATA – 2R44DA018515-02

Award Calculation (U.S. Dollars)
Salaries and Wages	$70,390
Fringe Benefits	$16,894
Consultant Services	$24,000
Supplies	$829,280
Consortium/Contractual Cost	$960,949

Federal Direct Costs	$1,901,513
Federal F&A Costs	$406,226
Approved Budget	$2,307,739
Fee	$161,542
Federal Share	$2,469,281
TOTAL FEDERAL AWARD AMOUNT	$2,469,281

AMOUNT OF THIS ACTION (FEDERAL SHARE)	$2,469,281

SUMMARY TOTALS FOR ALL YEARS
YR	THIS AWARD	CUMULATIVE TOTALS
2	$2,469,281	$2,469,281
3	$1,714,903	$1,714,903

Recommended future year total cost support, subject to the availability of funds and satisfactory progress of the project.

Fiscal Information:
CFDA Number:	93.279
EIN:	1943301660A1
Document Number:	RDA018515B
Fiscal Year:	2009

IC	CAN	2009	2010
DA	8742672	$2,469,281	$1,714,903

Recommended future year total cost support, subject to the availability of funds and satisfactory progress of the project.

NIH Administrative Data:
PCC:  MF/AP1  /  OC:  414B  /  Processed:  PFLEMING 06/18/2009

SECTION II – PAYMENT/HOTLINE INFORMATION – 2R44DA018515-02

For payment and HHS Officer of Inspector General Hotline information, see the NIH Home Page at http://grants.nih.gov/grants/policy/awardconditions.htm

SECTION III – TERMS AND CONDITIONS – 2R44DA018515-02

This award is based on the application submitted to, and as approved by, NIH on the above-titled project and is subject to the terms and conditions incorporated either directly or by reference in the following:

a.	The grant program legislation and program regulation cited in this Notice of Award.
b.	Conditions on activities and expenditure of funds in other statutory requirements, such as those included in appropriations acts.
c.	45CFR Part 74 or 45 CFR Part 92 as applicable.
d.	The NIH Grants Policy Statement, including addenda in effect as of the beginning date of the budget period.
e.	This award notice, INCLUDING THE TERMS AND CONDITIONS CITED BELOW.

(See NIH Home Page at ‘http://grants.nih.gov/grants/policy/awardconditions.htm’ for certain references cited above.)

An unobligated balance may be carried over into the next budget period without Grants Management Officer prior approval.

This grant is subject to Streamlined Noncompeting Award Procedures (SNAP).

In accordance with P.L. 110-161, compliance with the NIH Public Access Policy is now mandatory.
For more information, see NOT-OD-08-033 and the Public Access website:
http://publicaccess.nih.gov/

Treatment of Program Income:
Additional Costs

SECTION IV – DA Special Terms and Conditions – 2R44DA018515-02

PAYMENT INFORMATION: The awardee organization will receive information and forms from the Division of Payment Management of the Department of Health and Human Services regarding requests for cash, manners of payment, and associated reporting requirements. Payment may be made on a cost-reimbursement or advance basis. Cost reimbursements may be requested monthly, quarterly or at other periodic intervals. Advance payments may be requested on a monthly basis only. The telephone number for the Payment Management System Office is 1-877-614-5533. The Division of Payment Management website is: http://www.dpm.psc.gov/

INTELLECTUAL PROPERTY RIGHTS: Normally, the awardee organization retains the principal worldwide patent rights to any invention developed with United States Government support. Under Title 37 Code of Federal Regulations Part 401, the Government receives a royalty-free license for its use, reserves the right to require the patent holder to license others in certain circumstances, and requires that anyone exclusively licensed to sell the invention in the United States must normally manufacture it substantially in the United States.

Rights and obligations related to inventions created or reduced to practice as a result of this award are detailed in 35 U.S.C. 205 and 37 CFR Part 401. These inventions must be reported to the Extramural Invention Reporting and Technology Resources Branch, OPERA, NIH, 6701 Rockledge Drive, MSC 7750, Bethesda, MD 20892-7750, (301) 435-1986. For additional information, access the NIH link on the Interagency Edison web site (www.iedison.gov) which includes an electronic invention reporting system, reference information and the text to 37 CFR 401.

To the extent authorized by 35 U.S.C., Section 205, the Government will not make public any information disclosing an NIH-supported invention for a 4-year period to allow the awardee organization a reasonable time to file a patent application, nor will the Government release any information that is part of that patent application.

When purchasing equipment or products under this SBIR award, the grantee shall use only American-made items, whenever possible.

The fee provided as part of this Notice of Grant Award is in addition to direct and facilities and administrative costs. The fee is to be drawn down from the DHHS Payment Management System in increments proportionate to the draw down of costs.

Allowable costs conducted by for-profit organizations will be determined by applying the cost principles of Contracts with Commercial Organizations set forth in 48 CFR, Subpart 31.2.

The Code of Federal Regulations (Title 45 Part 74.26) stipulates that a commercial organization is subject to audit requirements for a non-federal audit if, during its fiscal year, it expended $500,000 or more under HHS awards and at least one award is an HHS grant or subgrant. Therefore, the organization must have one grant or subgrant in order to be required to obtain a non-federal audit, but other HHS awards are included in the threshold calculations and the scope of the audit. (See threshold calculation examples, http://oamp.od.nih.gov/dfas/faqexamples.html.)

All grantees must acknowledge funding received from the National Institute on Drug Abuse at the National Institutes of Health when issuing statements, press releases, requests for proposals, bid solicitations, and other documents describing projects or programs funded in whole or in part with NIDA money. (NIH Grants Policy Statement, Part II, Page 114- Rights in Data (Publication and Copyrighting), December 2003).

In conjunction with this requirement, in order to most effectively disseminate research results, advance notice should be given to NIDA that research finds are about to be published so that we may coordinate accurate and timely release to the media. This information will be embargoed until the publication date. Any press notification should be coordinated with the NIDA Press Officer who can be reached at (301) 443-6245.

We strongly encourage all of our grantees to register in the eRA Commons. The eRA Commons provides grantees with the ability to electronically submit; e-SNAP applications, No cost extensions, Just in Time documents, Financial Status Reports, Final Progress Reports, and allows grantees to register to become e-mail enabled to receive Notice of Grant Awards (NGA).

STAFF CONTACTS

The Grants Management Specialist is responsible for the negotiation, award and administration of this project and for interpretation of Grants Administration policies and provisions. The Program Official is responsible for the scientific, programmatic and technical aspects of this project. These individuals work together in overall project administration. Prior approval requests (signed by an Authorized Organizational Representative) should be submitted in writing to the Grants Management Specialist. Requests may be made via e-mail.

Grants Management Specialist:  Catherine Mills
Email:  cmills@nida.nih.gov   Phone:  301-443-6710   Fax:  301-594-6849

Program Official: Amrat Patel
Email:  ap79g@nih.gob   Phone:  301-443-8476

SPREADSHEET SUMMARY
GRANT NUMBER:  2R44DA018515-02

INSTITUTION:  VISTAGEN THERAPEUTICS, INC.

Budget	Year 2	Year 3
Salaries and Wages	$70,390	$72,400
Fringe Benefits	$16,894	$17,376
Consultant Services	$24,000	$16,068
Supplies	$829,280	$555,203
Consortium/Contractual Cost	$960,949	$677,247
FEE	$161,542	$112,190
TOTAL FEDERAL DC	$1,901,513	$1,338,294
TOTAL FEDERAL F&A	$406,226	$264,419
TOTAL COST	$2,469,281	$1,714,903

Facilities and Administrative Costs	Year 2	Year 3
F&A Cost Rate 1	40%	40%
F&A Cost Base 1	$1,015,564	$661,047
F&A Costs 1	$406,226	$264,419

Notice of Award
Issue Date:  07/19/2010
SMALL BUSINESS INNOVATION RESEARCH PROG
Department of Health and Human Services
National Institutes of Health
NATIONAL INSTITUTE ON DRUG ABUSE

Grant Number: 3R44DA01815-03S1

Principal Investigator(s):
Ralph Snodgrass

Project Title:  Clinical Development of 4-CI-KYN to Treat Pain

Rice, Franklin
EVP Finance and Administration
384 Oyster Point Blvd #8
South San Francisco, CA  94080

Award e-mailed to:  rsnodgrass@vistagen.com

Budget Period:  07/01/2010 – 06/30/2011
Project Period:  07/01/2004 – 06/30/2011

Dear Business Official:

The National Institutes of Health hereby awards a grant in the amount of $419,898 (see "Award Calculation" in Section I and "Terms and Conditions" in Section III) to VISTAGEN THERAPEUTICS, INC. in support of the above referenced project. This award is pursuant to the authority of 42 USC 241 42 CFR PART 52 15 USC 638 and is subject to the requirements of this statute and regulation and of other referenced, incorporated or attached terms and conditions.

Acceptance of this award including the "Terms and Conditions" is acknowledged by the grantee when funds are drawn down or otherwise obtained from the grant payment system.

Each publication, press release or other document that cites results from NIH grant-supported research must include an acknowledgment of NIH grant support and disclaimer such as "The project described was supported by Award Number R44DA018515 from the National Institute On Drug Abuse. The content is solely the responsibility of the authors and does not necessarily represent the official views of the National Institute On Drug Abuse or the National Institutes of Health."

Award recipients are required to comply with the NIH Public Access Policy. This includes submission to PubMed Central (PMC), upon acceptance for publication, an electronic version of a final peer-reviewed, manuscript resulting from research supported in whole or in part, with direct costs from National Institutes of Health. The author's final peer-reviewed manuscript is defined as the final version accepted for journal publication, and includes all modifications from the publishing peer review process. For additional information, please visit http://publicaccess.nih.gov/.

Award recipients must promote objectivity in research by establishing standards to ensure that the design, conduct and reporting of research funded under NIH-funded awards are not biased by a conflicting financial interest of an Investigator. Investigator is defined as the Principal Investigator and any other person who is responsible for the design, conduct, or reporting of NIH-funded research or proposed research, including the Investigator's spouse and dependent children. Awardees must have a written administrative process to identify and manage financial conflict of interest and must inform Investigators of the conflict of interest policy and of the Investigators' responsibilities. Prior to expenditure of these awarded funds, the Awardee must report to the NIH Awarding Component the existence of a conflicting interest and within 60 days of any new conflicting interests identified after the initial report. Awardees must comply with these and all other aspects of 42 CFR Part 50, Subpart F. These requirements also apply to subgrantees, contractors, or collaborators engaged by the Awardee under this award. The NIH website http://grants.nih.gov/grants/policy/coi/index.htm provides additional information.

If you have any questions about this award, please contact the individual(s) referenced in Section IV.

Sincerely yours,

Pamela G. Fleming
Grants Management Officer
NATIONAL INSTITUTE ON DRUG ABUSE

Additional information follows

SECTION I – AWARD DATA – 3R44DA018515-03S1

Award Calculation (U.S. Dollars)
Travel Costs	$12,500
Consortium/Contractual Cost	$354,255

Federal Direct Costs	$366,755
Federal F&A Costs	$25,673
Approved Budget	$392,428
Fee	$27,470
Federal Share	$419,898
TOTAL FEDERAL AWARD AMOUNT	$419,898

AMOUNT OF THIS ACTION (FEDERAL SHARE)	$419,898

SUMMARY TOTAL FEDERAL AWARD AMOUNT YEAR (3)
GRANT NUMBER	TOTAL FEDERAL AWARD AMOUNT
3R44DA018515-03S1	$419,898
5R44DA018515-03	$1,714,903
TOTAL	$2,134,801

SUMMARY TOTALS FOR ALL YEARS
YR	THIS AWARD	CUMULATIVE TOTALS
3	$419,898	$2,134,801

Fiscal Information:
CFDA Number:	93.279
EIN:	1943301660A1
Document Number:	RDA018515B
Fiscal Year:	2010

IC	CAN	2010
DA	8742672	$419,898

NIH Administrative Data:
PCC:  MF/AP1  /  OC:  414C  /  Processed:  PFLEMING 07/14/2010

SECTION II – PAYMENT/HOTLINE INFORMATION – 3R44DA018515-03S1

For payment and HHS Office of Inspector General Hotline information, see the NIH Home Page at http://grants.nih.gov/grants/policy/awardconditions.htm

SECTION III – TERMS AND CONDITIONS – 3R44DA018515-03S1

This award is based on the application submitted to, and as approve d by, NIH on the above titled project and is subject to the terms and conditions incorporated either directly or by reference in the following:

a.	The grant programs legislation and program regulation cited in this Notice of Award.
b.	Conditions on activities and expenditure of funds in other statutory requirements, such as those included in appropriations acts.
c.	45 CFR Part 74 or 45 CFR Part 92 as applicable.
d.	The NIH Grants Policy Statement, including addenda in effect as of the beginning date of the budget period.
e.	This award notices, INCLUDING THE TERMS AND CONDITIONS CITED BELOW.

(See NIH Home Page at ‘http://grants.nih.gov/grants/policy/awardconditions.htm’ for certain references cited above.)

An unobligated balance may be carried over into the next budget period without Grants Management Officer prior approval.

This grant is subject to Streamlined Noncompeting Award Procedures (SNAP).

In accordance with P.L. 110-161, compliance with the NIH Public Access Policy is now mandatory.
For more information, see NOT-OD-08-033 and the Public Access website:
http://publicaccess.nih.gov/

This award represents the final year of the competitive segment for this grant. Therefore, see the NIH Grants Policy Statement (12/1/2003 version) for closeout requirements at:
http://grants.nih.gov/ grants/policy/nihgps_2003/NIHGPS_Part8.htm#_Toc54600151.

A final Financial Status Report (FSR) (SF 269) must be submitted through the eRA Commons (Commons) within 90 days of the expiration date; see NIH Guide Notice NOT-OD-07-078 for additional information on this electronic submission requirement. The final FSR must indicate the exact balance of unobligated funds and may not reflect any unliquidated obligations. There must be no discrepancies between the final FSR and the Payment Management System's (PMS) Federal Cash Transaction Report (SF-272).

Furthermore, unless an application for competitive renewal is submitted, additional grant closeout documents consisting of a Final Invention Statement and Certification form (HHS 568), (not applicable to training, construction, conference or cancer education grants) and a final progress report must also be submitted within 90 days of the expiration date.

NIH also strongly encourages electronic submission of the final progress report and the final invention statement through the Closeout feature in the Commons. If the final progress report and final invention statement are not submitted electronically, copies of the HHS 568 form may be downloaded at: http://grants.nih.gov/grants/forms.htm.

Submissions of the final progress report and HHS 568 may be e-mailed as PDF attachments to the NIH Central Closeout Center at: deascentralized@od.nih.gov

Paper submissions of the final progress report and the HHS 568 may be faxed to the NIH Central Closeout Center at 301-480-2304 or mailed to the NIH Central Closeout Center at the following address:

NIH/OD/OER/DEAS
    Central Closeout Center
    6705 Rockledge Drive, Room 2207
Bethesda, MD 20892-7987 (for regular or U.S. Postal Service Express mail)
Bethesda, MD 20817 (for other courier/express mail delivery only)

The final progress report should include, at a minimum, a summary of progress toward the achievement of the originally stated aims, a list of significant results (positive and/or negative), a list of publications and the grant number. If human subjects were included in the research, the final progress report should also address the following:

• Report on the inclusion of gender and minority study subjects (using the gender and minority Inclusion Enrollment Form as provided in the PHS 2590 and available at http ://grants.nih.gov/grants/forms.htm).
• Where appropriate, indicate whether children were involved in the study or how the study was relevant for conditions affecting children (see "Public Policy Requirements and Objectives-Requirements for Inclusiveness in Research Design-Inclusion of Children as Subjects in Clinical Research" in the PHS 398 at URL  http://grants.nih.gov/grants/policy/nihgps_2003/NIHGPS_Part5.htm#_Toc54600090)
• Describe any data, research materials (such as cell lines, DNA probes, animal models), protocols, software, or other information resulting from the research that is available to be shared with other investigators and how it may be accessed.

Note, if this is the final year of a competitive segment due to the transfer of the grant to another institution, then not all the requirements stated above are applicable. Specifically a Final Progress Report is not required. However, a final FSR is required and should be submitted electronically as noted above. In addition, if not already submitted, the Final Invention Statement is required and should be sent directly the assigned Grants Management Specialist.

Treatment of Program Income:
Additional Costs

SECTION IV – DA Special Terms and Conditions – 3R44DA018515-03S1

This award provides supplemental funds of $419,898 Total Costs ($366,755 Direct Costs, $25,673 F&A Costs and $27,470 Fixed Fee) for the purpose of covering the unanticipated FDA mandated changes. These funds are restricted for stated purpose, in request dated 12/8/2009, from H. Ralph Snodgrass, President and CSO, VistaGen Therapeutics, Inc. and may not be used for any other purpose, without Grants Management Branch, NIDA approval.

This award is subject to the current Data Safety Monitoring Plan (DSMP) submitted and previously approved by NIDA. Any changes in the DSMP must be reviewed and approved by the Program Official. If changes are approved, the approval will be reflected on the Notice of Grant Award. If changes are not approved, the Principal Investigator must revise the DSMP to the satisfaction of the Program Official. The Principal Investigator must provide a DSMP for any new trial that is to be conducted under this grant.

This award includes funds awarded for consortium activity with Cambridge Major Labs, Pharmatek, AvivoClin, MicroConstants, and Cato Research. Consortiums are to be established and administered as described in the NIH Grants Policy Statement (NIH GPS). The referenced section of the NIH Grants Policy Statement is available at http://grants1 .nih.gov/grants/policy/nihgps_2003/ NIHGPS_Part12.htm#_Toc54600251, pages 224-227.

INTELLECTUAL PROPERTY RIGHTS: Normally, the awardee organization retains the principal worldwide patent rights to any invention developed with United States Government support. Under Title 37 Code of Federal Regulations Part 401, the Government receives a royalty-free license for its use, reserves the right to require the patent holder to license others in certain circumstances, and requires that anyone exclusively licensed to sell the invention in the United States must normally manufacture it substantially in the United States.

Rights and obligations related to inventions created or reduced to practice as a result of this award are detailed in 35 U.S.C. 205 and 37 CFR Part 401. These inventions must be reported to the Extramural Invention Reporting and Technology Resources Branch, OPERA, NIH, 6701 Rockledge Drive, MSC 7750, Bethesda, MD 20892-7750, (301) 435-1986. For additional information, access the NIH link on the Interagency Edison web site (www.iedison.gov) which includes an electronic invention reporting system, reference information and the text to 37 CFR 401.

To the extent authorized by 35 U.S.C., Section 205, the Government will not make public any information disclosing an NIH-supported invention for a 4-year period to allow the awardee organization a reasonable time to file a patent application, nor will the Government release any information that is part of that patent application.

When purchasing equipment or products under this SBIR award, the grantee shall use only American-made items, whenever possible.

The fee provided as part of this Notice of Grant Award is in addition to direct and facilities and administrative costs. The fee is to be drawn down from the DHHS Payment Management System in increments proportionate to the draw down of costs.

Allowable costs conducted by for-profit organizations will be determined by applying the cost principles of Contracts with Commercial Organizations set forth in 48 CFR, Subpart 31.2.

The Code of Federal Regulations (Title 45 Part 74.26) stipulates that a commercial organization is subject to audit requirements for a non-federal audit if, during its fiscal year, it expended $500,000 or more under HHS awards and at least one award is an HHS grant or subgrant. Therefore, the organization must have one grant or subgrant in order to be required to obtain a non-federal audit, but other HHS awards are included in the threshold calculations and the scope of the audit. (See threshold calculation examples, http://oamp.od.nih.gov/dfas/faqexamples.html.)

All grantees must acknowledge funding received from the National Institute on Drug Abuse at the National Institutes of Health when issuing statements, press releases, requests for proposals, bid solicitations, and other documents describing projects or programs funded in whole or in part with NIDA money. (NIH Grants Policy Statement, Part II, Page 114- Rights in Data (Publication and Copyrighting), December 2003).

In conjunction with this requirement, in order to most effectively disseminate research results, advance notice should be given to NIDA that research finds are about to be published so that we may coordinate accurate and timely release to the media. This information will be embargoed until the publication date. Any press notification should be coordinated with the NIDA Press Officer who can be reached at (301) 443-6245.

We strongly encourage all of our grantees to register in the eRA Commons. The eRA Commons provides grantees with the ability to electronically submit; e-SNAP applications, No cost extensions, Just in Time documents, Financial Status Reports, Final Progress Reports, and allows grantees to register to become e-mail enabled to receive Notice of Grant Awards (NGA).

NIDA has an interest in supporting HIV/AIDS and infectious disease research. The purpose of this support is to develop effective prevention, treatment, and service strategies for drug abusing youth and adults. To that end, awardees conducting HIV/AIDS research are encouraged to make every effort to incorporate scientific questions related to HIV/AIDS and other infectious diseases into research protocols. Principal Investigators will be required to provide information related to the development of research in this area in annual progress reports to allow NIDA to assess progress regarding HIV/AIDS research.

STAFF CONTACTS

The Grants Management Specialist is responsible for the negotiation, award and administration of this project and for interpretation of Grants Administration policies and provisions. The Program Official is responsible for the scientific, programmatic and technical aspects of this project. These individuals work together in overall project administration. Prior approval requests (signed by an Authorized Organizational Representative) should be submitted in writing to the Grants Management Specialist. Requests may be made via e-mail.

Grants Management Specialist: Diana Haikalis
Email: dh84m@nih.gov  Phone: (301) 435-1373  Fax: (301) 594-6849

Program Official: Amrat Patel
Email: ap79g@nih.gov  Phone: (30l) 443-8476

SPREADSHEET SUMMARY
GRANT NUMBER: 3R44DA018515-03S1

INSTITUTION: VISTAGEN THERAPEUTICS, INC.

Budget	Year 3
Travel Costs	$12,500
Consortium/Contractual Cost	$354,255
FEE	$27,470
TOTAL FEDERAL DC	$366,755
TOTAL FEDERAL F&A	$25,673
TOTAL COST	$419,898

Facilities and Administrative Costs	Year 3
F&A Cost Rate 1	7%
F&A Cost Base 1	$366,755
F&A Costs 1	$25,673

Notice of Award
Issue Date:  08/09/2011
SMALL BUSINESS INNOVATION RESEARCH PROG
Department of Health and Human Services
National Institutes of Health
NATIONAL INSTITUTE ON DRUG ABUSE

Grant Number:  5R44DA01815-03 REVISED

Principal Investigator(s):
Ralph Snodgrass, PHD

Rice, Franklin
EVP Finance and Administration
384 Oyster Point Blvd #8
South San Francisco, CA  94080

Award e-mailed to:  rsnodgrass@vistagen.com

Budget Period:  07/01/2010 – 06/30/2010
Project Period:  07/01/2001 – 06/30/2012

Dear Business Official:

The National Institutes of Health hereby revises this award (see "Award Calculation" in Section I and "Terms and Conditions" in Section III) to VISTAGEN THERAPEUTICS, INC. in support of the above referenced project. This award is pursuant to the authority of 42 USC 241 42 CFR PART 52 15 USC 638 and is subject to the requirements of this statute and regulation and of other referenced, incorporated or attached terms and conditions.

Acceptance of this award including the "Terms and Conditions" is acknowledged by the grantee when funds are drawn down or otherwise obtained from the grant payment system.

Each publication, that cites results from NIH grant-supported research must include an acknowledgment of NIH grant support and disclaimer such as "The project described was supported by Grant Number R44DA018515 from the National Institute On Drug Abuse. The content is solely the responsibility of the authors and does not necessarily represent the official views of the National Institute On Drug Abuse or the National Institutes of Health." Prior to issuing a press release concerning the outcome of this research, please notify the NIH awarding IC in advance to allow for coordination.

Award recipients are required to comply with the NIH Public Access Policy. This includes submission to PubMed Central (PMC), upon acceptance for publication, an electronic version of a final peer-reviewed, manuscript resulting from research supported in whole or in part, with direct costs from National Institutes of Health. The author's final peer-reviewed manuscript is defined as the final version accepted for journal publication, and includes all modifications from the publishing peer review process. For additional information, please visit http://publicaccess.nih.gov/.

Award recipients must promote objectivity in research by establishing standards to ensure that the design, conduct and reporting of research funded under NIH-funded awards are not biased by a conflicting financial interest of an Investigator.  Investigator is defined as the Principal Investigator and any other person who is responsible for the design, conduct, or reporting of NIH-funded research or proposed research, including the Investigator's spouse and dependent children. Awardees must have a written administrative process to identify and manage financial conflict of interest and must inform Investigators of the conflict of interest policy and of the Investigators' responsibilities. Prior to expenditure of these awarded funds, the Awardee must report to the NIH Awarding Component the existence of a conflicting interest and within 60 days of any new conflicting interests identified after the initial report. Awardees must comply with these and all other aspects of 42 CFR Part 50, Subpart F. These requirements also apply to subgrantees, contractors, or collaborators engaged by the Awardee under this award. The NIH website http://grants.nih.gov/grants/policy/coi/index.htm provides additional information.

If you have any questions about this award, please contact the individual(s) referenced in Section IV.

Sincerely yours,

Diana Haikalis
Grants Management Officer
NATIONAL INSTITUTE ON DRUG ABUSE

Additional information follows

SECTION I – AWARD DATA – 5R44DA018515-03 REVISED

Award Calculation (U.S. Dollars)
Salaries and Wages	$72,400
Fringe Benefits	$17,376
Personnel Costs (Subtotal)	$89,776
Consultant Services	$16,068
Supplies	$555,203
Consortium/Contractual Cost	$677,247

Federal Direct Costs	$1,338,294
Federal F&A Costs	$264,419
Approved Budget	$1,602,713
Fee	$112,190
Federal Share	$1,714,903
TOTAL FEDERAL AWARD AMOUNT	$1,714,903

AMOUNT OF THIS ACTION (FEDERAL SHARE)	$0

SUMMARY TOTAL FEDERAL AWARD AMOUNT YEAR (3)
GRANT NUMBER	TOTAL FEDERAL AWARD AMOUNT
3R44DA018515-03	$1,714,903
5R44DA018515-03S1	$419,898
TOTAL	$2,134,801

SUMMARY TOTALS FOR ALL YEARS
YR	THIS AWARD	CUMULATIVE TOTALS
3	$1,714,903	$2,134,801

Fiscal Information:
CFDA Number:	93.279
EIN:	1943301660A1
Document Number:	RDA018515B
Fiscal Year:	2010

IC	CAN	2010
DA	8742672	$1,714,903

NIH Administrative Data:
PCC:  MF/AP1   /   OC:  414E   /   Processed:  HAIKALIS 08/08/2011

SECTION II – PAYMENT/HOTLINE INFORMATION – 5R44DA018515-03 REVISED

For payment and HHS Office of Inspector General Hotline Information, see the NIH Home Page at http://grants.nih.gov/grants/policy/awardconditions.htm

SECTION III – TERMS AND CONDITIONS – 5R44DA01815-03 REVISED

This award is based on the application submitted to, and as approve d by, NIH on the above titled project and is subject to the terms and conditions incorporated either directly or by reference in the following:

a.	The grant programs legislation and program regulation cited in this Notice of Award.
b.	Conditions on activities and expenditure of funds in other statutory requirements, such as those included in appropriations acts.
c.	45 CFR Part 74 or 45 CFR Part 92 as applicable.
d.	The NIH Grants Policy Statement, including addenda in effect as of the beginning date of the budget period.
e.	This award notices, INCLUDING THE TERMS AND CONDITIONS CITED BELOW.

(See NIH Home Page at ‘http://grants.nih.gov/grants/policy/awardconditions.htm’ for certain references cited above.)

An unobligated balance may be carried over into the next budget period without Grants Management Officer prior approval.

This grant is subject to Streamlined Noncompeting Award Procedures (SNAP).

In accordance with P.L. 110-161, compliance with the NIH Public Access Policy is now mandatory.
For more information, see NOT-OD-08-033 and the Public Access website:  http://publicaccess.nih.gov/

This award provides support for one or more clinical trials.  By law (Title VIII, Section 801 of Public Law 110-85), the “responsible party” must register “applicable clinical trials” on the Clinical Trials.gov Protocol Registration System Information Website.  NIH Encourages registration of all trials whether required under the law or not.  For more information, see http://grants.nih.gov/ClinicalTrials_fdaaa/

This award represents the final year of the competitive segment for this grant.  Therefore, see the NIH Grants Policy Statement Section 8.6 Closeout for closeout requirements at:  http://grants.nih.gov/grants/policy#gps.

A final Federal Financial Report (FFR) (SF 425) must be submitted through the eRA Commons (Commons) within 90 days of the expiration date; see the NIH Grants Policy Statement Section 8.6.1 Financial Reports, http://grants.nih.gOv/grants/policy/#gps, for additional information on this submission requirement. The final FFR must indicate the exact balance of unobligated funds and may not reflect any unliquidated obligations. There must be no discrepancies between the final FFR expenditure data and the Payment Management System's (PMS) cash transaction data.

A Final Invention Statement and Certification form (HHS 568), (not applicable to training, construction, conference or cancer education grants) must be submitted through the eRA Commons (Commons) within 90 days of the expiration date.
Furthermore, unless an application for competitive renewal is submitted, a final progress report must also be submitted within 90 days of the expiration date. Institute/Centers may accept the progress report contained in competitive renewal (type 2) in lieu of a separate final progress report. Contact the awarding IC for IC-specific policy regarding acceptance of a progress report contained in a competitive renewal application in lieu of a separate final progress report.

NIH strongly encourages electronic submission of the final progress report and the final invention statement through the Closeout feature in the Commons. If the final progress report and final invention statement are not submitted through the Commons, a copy can be emailed or sent to the contacts listed below. Copies of the HHS 568 form may be downloaded at: http://grants.nih.gov/grants/forms.htm.

Submissions of the final progress report and HHS 568 may be e-mailed as PDF attachments to the NIH Central Closeout Center at: DeasCentralized@.od.nih.gov.

Paper submissions of the final progress report and the HHS 568 may be faxed to the NIH Central Closeout Center at 301-480-2304 or mailed to the NIH Central Closeout Center at the following address:

NIH/OD/OER/DEAS
Central Closeout Center
6705 Rockledge Drive, Room 2207
Bethesda, MD 20892-7987 (for regular or U.S. Postal Service Express mail)
Bethesda, MD 20817 (for other courier/express mail delivery only)

The final progress report should include, at a minimum, a summary of progress toward the achievement of the originally stated aims, a list of significant results (positive and/or negative), a list of publications and the grant number. If human subjects were included in the research, the final progress report should also address the following:

Report on the inclusion of gender and minority study subjects (using the gender and minority Inclusion Enrollment Form as provided in the PHS 2590 and available at http://grants.nih.gov/grants/forms.htm).

Where appropriate, indicate whether children were involved in the study or how the study was relevant for conditions affecting children (see NIH Grants Policy Statement Section 4.1.15.7 Inclusion of Children as Subjects in Clinical Research at URL http://grants.nih.gOv/grants/policy/#gps).

Describe any data, research materials (such as cell lines, DNA probes, animal models), protocols, software, or other information resulting from the research that is available to be shared with other investigators and how it may be accessed.

Any other specific requirements set forth in the terms and conditions of the award must also be addressed in the final progress report.

Note, if this is the final year of a competitive segment due to the transfer of the grant to another institution, then not all the requirements stated above are applicable. Specifically a Final Progress Report is not required. However, a final FFR is required and should be submitted electronically as noted above. In addition, if not already submitted, the Final Invention Statement is required and should be sent directly the assigned Grants Management Specialist.

Treatment of Program Income:
Additional Costs

SECTION IV – DA Special Terms and Conditions – 5R44DA018515-03 REVISED

REVISED AWARD:  The purpose of this revision is to change the budget and project period end-dates from 06/30/11 to 06/30/12 in accordance with the letter of 08/04/11 from H. Ralph Snodgrass, Ph.D., and Franklin Rice, M.B.A./VistaGen. This revision supersedes the NoA issued 06/26/10.

This award includes funds awarded for consortium activity with Cambridge Major Labs, Pharmatek, AvivoClin, MicroConstants, and Cato Research in the amount of $677,247. Consortiums are to be established and administered as described in the NIH Grants Policy Statement (NIH GPS). The referenced section of the NIH Grants Policy Statement is available at http://grants1.nih.gOv/grants/policy/nihgps_2003/NIHGPS_Part12.htm#_Toc54600251, pages 224-227.

INTELLECTUAL PROPERTY RIGHTS: Normally, the awardee organization retains the principal worldwide patent rights to any invention developed with United States Government support. Under Title 37 Code of Federal Regulations Part 401, the Government receives a royalty-free license for its use, reserves the right to require the patent holder to license others in certain circumstances, and requires that anyone exclusively licensed to sell the invention in the United States must normally manufacture it substantially in the United States.

Rights and obligations related to inventions created or reduced to practice as a result of this award are detailed in 35 U.S.C. 205 and 37 CFR Part 401. These inventions must be reported to the Extramural Invention Reporting and Technology Resources Branch, OPERA, NIH, 6701 Rockledge Drive, MSC 7750, Bethesda, MD 20892-7750, (301) 435-1986. For additional information, access the NIH link on the Interagency Edison web site (www.iedison.gov) which includes an electronic invention reporting system, reference information and the text to 37 CFR 401.

To the extent authorized by 35 U.S.C, Section 205, the Government will not make public any information disclosing an NIH-supported invention for a 4-year period to allow the awardee organization a reasonable time to file a patent application, nor will the Government release any information that is part of that patent application.

When purchasing equipment or products under this SBIR award, the grantee shall use only American-made items, whenever possible.

The fee provided as part of this Notice of Grant Award is in addition to direct and facilities and administrative costs. The fee is to be drawn down from the DHHS Payment Management System in increments proportionate to the draw down of costs.

Allowable costs conducted by for-profit organizations will be determined by applying the cost principles of Contracts with Commercial Organizations set forth in 48 CFR, Subpart 31.2.

The Code of Federal Regulations (Title 45 Part 74.26) stipulates that a commercial organization is subject to audit requirements for a non-federal audit if, during its fiscal year, it expended $500,000 or more under HHS awards and at least one award is an HHS grant or subgrant. Therefore, the organization must have one grant or subgrant in order to be required to obtain a non-federal audit, but other HHS awards are included in the threshold calculations and the scope of the audit. (See threshold calculation examples, http://oamp.od.nih.gov/dfas/faqexamples.html.)

This award represents the final year of the competitive segment (Phase I or Phase II) for this grant. Therefore, see the NIH Grants Policy Statement, December 2003, Part II, http://grants.nih.gOv/grants/policy/nihgps_2003/NIHGPS_Part8.htm#_Toc54600151, pages 139-141, a Financial Status Report (SF 269) must be submitted within 90 days of the expiration date. In addition, unless an application for competitive renewal is funded, grant closeout documents consisting of a Final Invention Statement (HHS 568), and a final progress report must also be submitted within 90 days of the expiration date. The Financial Status Report and Final Invention Statement are available at: http://grants.nih.gov/grants/forms.htm

There is no ?form page? for a Final Report. The Final Progress Report may be typed on plain white paper (or you may use the PHS 398 Continuation Page). The recommended length for the narrative portion is 10 pages.

{Include the next paragraph on Phase I only}

Phase I grantees that (1) do not intend to seek Phase II support or (2) are not prepared to submit a Phase II application within four months following the expiration of the Phase I budget period, must submit a final report of their Phase I effort. Otherwise, the Phase I Final Report is a part of the Phase II application.

The format for the Final Report is as follows:

1.	State the beginning and ending dates for the period covered by the SBIR/STTR Phase I/Phase II) grant.
2.	List all key personnel who have worked on the project during that period, their titles, dates of service, and number of hours devoted to the project.
3.	Summarize the specific aims of the Phase I grant.
4.
Provide a succinct account of published and unpublished results, indicating progress toward their achievement. Summarize the importance of the findings. Discuss any changes in the specific aims since the project was initiated. Include the Inclusion Enrollment Report with the final enrollment data for clinical research (MS Word or PDF).

5.
List titles and complete references to publications, and manuscripts accepted for publication, if any, that resulted from the project?s effort. Submit five copies of such items, except patent and invention reports, as an Appendix.

6.
List patents, copyrights, trademarks, invention reports and other printed materials, if any, that resulted from the project or describe patent status, trade secrets or other demonstration of IP protection.

7.	Describe the technology developed from this SBIR/STTR, its intended use and who will use it.
8.	Describe the current status of the product (e.g., under development, commercialized, in use, discontinued).
9.
If applicable, describe the status of FDA approval for your product, process, or service (e.g., continuing pre-IND studies, filed an 1ND, in Phase I (or II or III) clinical trials, applied for approval, review ongoing, approved, not approved).

10.
Describe how your company has benefited from the program and/or the technology developed (e.g., firm's growth, follow-on funding, increased technical expertise, licensing agreements, spin-off companies, public offering [include stock exchange and symbol]).

11.	List of the generic and/or commercial name of product, process, or service, if any, that resulted from SBIR/STTR funding. If applicable, indicate the number of products sold.
12.	Provide the current number of employees (total full time equivalents [FTEs]).

If human subjects were included in the research, the final progress report should also address the following:

-	Report on the inclusion of gender and minority study subjects (using the gender and minority inclusion table as provided in the PHS 2590)
-
Where appropriate, indicate whether children were involved in the study or how the study was relevant for conditions affecting children (see Public Policy Requirements and Objectives Requirements for Inclusiveness in Research Design Inclusion of Children as Subjects in Clinical Research in the PHS 398 at URL http://grants.nih.gov/grants/policy/nihgps_2003/NIHGPS_Part5.htm#_Toc54600090)

-
Describe any data, research materials (such as cell lines, DNA probes, animal models), protocols, software, or other information resulting from the research that is available to be shared with other investigators and how it may be accessed.

The Final Progress Report and Final Invention Statement should be submitted in an electronic format.

If the grantee institution is registered to do business in the NIH Commons, all required documents should be submitted electronically. The Final Progress Report (FPR) and the Final Invention Statement (FIS) should be submitted electronically through the NIH Commons available at https://commons.era.nih.gov/commons/.

If electronic submission is not feasible, you may fax your documents to our central fax gateway at 301-480-2304.

If the grantee institution is registered to do business in the NIH Commons, the Financial Status Report (FSR) should be submitted electronically through the NIH Commons available at https://commons.era.nih.gov/commons/. Additional information on electronic submission of FSRs is available at the Commons Homepage or by contacting the eRA Helpdesk at:  commonsd@od.nih.gov or (866) 504-9552.

If electronic submission is not feasible, paper submission of the Financial Status Report may be mailed to:

Government Accounting Branch
Office of Financial Management
National Institutes of Health
2115 East Jefferson Street, MSU 8500
Ste. 4B432
Bethesda, MD  20892-8500 (Rockville, MD  20852 – Use for FedEx, UPS and other courier services)

This award is subject to the current Data Safety Monitoring Plan (DSMP) submitted and previously approved by NIDA. Any changes in the DSMP must be reviewed and approved by the Program Official. If changes are approved, the approval will be reflected on the Notice of Grant Award. If changes are not approved, the Principal Investigator must revise the DSMP to the satisfaction of the Program Official. The Principal Investigator must provide a DSMP for any new trial that is to be conducted under this grant.

The FDA Modernization Act of 1977 requires that NIH (and companies and universities) register all drug trials for serious or life threatening conditions. The NIH policy is that all NIH supported clinical trials will be registered regardless of whether or not the trial involves serious or life threatening conditions.

It is the responsibility of the Principal Investigator and the grantee organization to identify whether or not this funded research project must be registered. You are required to use the following definition in determining whether this research is/is not a clinical trial.

The NIH defines a clinical trial as a prospective biomedical or behavioral research study of human subjects that is designed to answer specific questions about biomedical or behavioral interventions (drugs, treatments, devices, or new ways of using known drugs, treatments, or devices). Clinical trials are used to determine whether new biomedical or behavioral interventions are safe, efficacious, and effective. Behavioral human subjects research involving an intervention to modify behavior (diet, physical activity, cognitive therapy, etc.) fits these criteria of a clinical trial. Human subjects research to develop or evaluate clinical laboratory tests (e.g. imaging or molecular diagnostic tests) might be considered to be a clinical trial if the test will be used for medical decision-making for the subject or the test itself imposes more than minimal risk for subjects.

If this award is to support research that meets the NIH definition of a clinical trial above, please visit the following URL: <http://prsinfo.clinicaltrials.gov/> to register this award.

This award provides support for one or more NIH defined Phase III Clinical Trials. The NIH Policy for research support as an NIH Phase III Clinical Trial has been updated in Section III.B of the NIH Guidelines on the Inclusion of Women and Minorities as Subjects in Clinical Research? Updated August 1, 2000 (http://grants.nih.gov/grants/guide/notice-files/NOT-OD-048.html). A description of plans to conduct analyses, as appropriate, by sex/gender and/or racial/ethnic groups must be included in clinical trial protocols and the results of the subset analyses must be reported to NIH in the annual progress reports, competitive Renewal Applications (Contract Renewals/Extensions), and in the required Final Progress Report, as stated in Section III.B of the Guidelines. However, as this award is part of NIDA?s Clinical Trials Network, which will have a lead investigator for each protocol, only that lead investigator will be responsible for implementing the requirement for any given protocol.. Nonetheless, each P.I. will still be responsible for providing the minority/gender figures for subjects enrolled under his/her node.

All grantees must acknowledge funding received from the National Institute on Drug Abuse at the National Institutes of Health when issuing statements, press releases, requests for proposals, bid solicitations, and other documents describing projects or programs funded in whole or in part with NIDA money. (NIH Grants Policy Statement, Part II, Page 114- Rights in Data (Publication and Copyrighting), December 2003).

In conjunction with this requirement, in order to most effectively disseminate research results, advance notice should be given to NIDA that research finds are about to be published so that we may coordinate accurate and timely release to the media. This information will be embargoed until the publication date. Any press notification should be coordinated with the NIDA Press Officer who can be reached at (301) 443-6245.

We strongly encourage all of our grantees to register in the eRA Commons. The eRA Commons provides grantees with the ability to electronically submit; e-SNAP applications, No cost extensions, Just in Time documents, Financial Status Reports, Final Progress Reports, and allows grantees to register to become e-mail enabled to receive Notice of Grant Awards (NGA).

NIDA has an interest in supporting HIV/AIDS and infectious disease research. The purpose of this support is to develop effective prevention, treatment, and service strategies for drug abusing youth and adults. To that end, awardees conducting HIV/AIDS research are encouraged to make every effort to incorporate scientific questions related to HIV/AIDS and other infectious diseases into research protocols. Principal Investigators will be required to provide information related to the development of research in this area in annual progress reports to allow NIDA to assess progress regarding HIV/AIDS research.

STAFF CONTACTS

The Grants Management Specialist is responsible for the negotiation, award and administration of this project and for interpretation of Grants Administration policies and provisions. The Program Official is responsible for the scientific, programmatic and technical aspects of this project. These individuals work together in overall project administration. Prior approval requests (signed by an Authorized Organizational Representative) should be submitted in writing to the Grants Management Specialist. Requests may be made via e-mail.

Grants Management Specialist:  Diana Haikalis
Email:  dh84m@nih.gov   Phone:  301-435-1373   Fax:  301-594-6849

Program Official:  Amrat Patel
Email:  ap79g@nih.gov   Phone:  301-443-8476

SPREADSHEET SUMMARY
GRANT NUMBER:  5R44DA01815-03 REVISED
INSTITUTION:  VISTAGEN THERAPEUTICS, INC.

Budget	Year 3
Salaries and Wages	$72,400
Fringe Benefits	$17,376
Personnel Costs (Subtotal)	$89,776
Consultant Services	$16,068
Supplies	$555,203
Consortium/Contractual Cost	$677,247
FEE	$112,190
TOTAL FEDERAL DC	$1,338,294
TOTAL FEDERAL F&A	$264,419
TOTAL COST	$1,714,903

Facilities and Administrative Costs	Year 3
F&A Cost Rate 1	40%
F&A Cost Base 1	$661,047
F&A Costs 1	$264,419

Exhibit 10.46
Issue date 6/22/09